UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 5, 2013 (April 5, 2013)

HCP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices, including zip code)

(562) 733-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐`           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Compensatory Arrangements of Certain Officers.

On April 5, 2013, HCP, Inc., a Maryland corporation (the “Company”), entered into separate amendments to existing employment agreements (the “Amendments” and each an “Amendment”) with Paul F. Gallagher, the Company’s Executive Vice President – Chief Investment Officer, Timothy M. Schoen, the Company’s Executive Vice President – Chief Financial Officer, and James W. Mercer, the Company’s Executive Vice President, General Counsel and Corporate Secretary.

Each Amendment removes from the applicable employment agreement a tax gross-up provision that would have been applicable if any payment or benefit received by the executive in connection with a change in control would have constituted an “excess parachute payment” under 280G of the Internal Revenue Code, and replaces it with a provision that provides that such payments and benefits payable in connection with the change in control will either be capped as necessary to avoid the executive incurring any excess parachute payment excise tax or be paid in full (with the executive paying any excise taxes due), whichever places the executive in the best after-tax position.

The foregoing summary of the Amendments is qualified in its entirety by the text of the Amendments, copies of which are attached hereto as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

No.	Description
10.1	Amendment No. 1, dated as of April 5, 2013, to the Employment Agreement, dated as of January 26, 2012, by and between the Company and Paul F. Gallagher.
10.2	Amendment No. 1, dated as of April 5, 2013, to the Employment Agreement, dated as of January 26, 2012, by and between the Company and Timothy M. Schoen.
10.3	Amendment No. 1, dated as of April 5, 2013, to the Employment Agreement, dated October 25, 2012, by and between the Company and James W. Mercer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2013	HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President — Chief Financial Officer

EXHIBIT INDEX

No.	Description
10.1	Amendment No. 1, dated as of April 5, 2013, to the Employment Agreement, dated as of January 26, 2012, by and between the Company and Paul F. Gallagher.
10.2	Amendment No. 1, dated as of April 5, 2013, to the Employment Agreement, dated as of January 26, 2012, by and between the Company and Timothy M. Schoen.
10.3	Amendment No. 1, dated as of April 5, 2013, to the Employment Agreement, dated October 25, 2012, by and between the Company and James W. Mercer.